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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K  A1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report June 30, 1995
              (Date of earliest event reported) (April 19, 1995)



                            TRANSCEND SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                  0-18217                33-0378756
(State or other jurisdiction of  (Commission File         (I.R.S. Employer
 incorporation or organization)       Number)            Identification No.)


                        3353 PEACHTREE ROAD, SUITE 1000
                               ATLANTA, GA  30326
                                 (404) 364-4600
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


                                DAVID W. MURPHY
                            CHIEF FINANCIAL OFFICER
                        3353 PEACHTREE ROAD, SUITE 1000
                               ATLANTA, GA  30326
                                (404) 364-4600
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)


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Item 7 of the Registrant's Form 8-K dated May 2, 1995, is hereby amended in its entirety as follows:

     Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired: The following financial statements for Medical Transcription of Atlanta, Inc. for the years ended December 31, 1993 and 1994 are attached hereto as
             Exhibit 99(a):

                - Independent Auditor's Report
                - Balance Sheets as of December 31, 1993 and 1994
                - Statements of Income and Retained Earnings for the years ended December 31, 1993 and 1994
                - Statements of Cash Flows for the years ended December 31,
                  1993 and 1994

     (b) Proforma Financial Information: Attached hereto as Exhibit 99(b) are the unaudited ProForma Combined Condensed Statement of Operations for the year ended December 31, 1994 and the quarter ended March 31, 1995 and the unaudited ProForma Combined Condensed Balance Sheet as of March 31, 1995.

     (c)     Exhibits:

             2(a) Asset Purchase Agreement dated April 19, 1995 (previously filed).

             99(a) Audited Financial Statements of Medical Transcription of Atlanta, Inc. for the years ended December 31, 1993 and 1994.

             99(b) Unaudited ProForma Combined Condensed Statements of Operations for the year ended December 31, 1994 and the quarter ended March 31, 1995 and Unaudited ProForma Combined Condensed Balance Sheet as of March 31, 1995.




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                                   SIGNATURES




       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TRANSCEND SERVICES, INC.




Date:  June 30, 1995                       By: David W. Murphy
                                               -----------------------
                                               David W. Murphy
                                               Chief Financial Officer




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                               INDEX TO EXHIBITS




                                                                                   SEQUENTIALLY
EXHIBIT                                                                              NUMBERED
NUMBER   DESCRIPTION                                                                   PAGE
- ------   -----------                                                               ------------
2(a)     Asset Purchase Agreement dated April 19, 1995 (previously filed).

99(a)    Audited Financial Statements of Medical Transcription of Atlanta, Inc.
         for the years ended December 31, 1993 and 1994.

99(b) Unaudited ProForma Combined Condensed Statements of Operations for the year ended December 31, 1994 and the quarter ended March 31, 1995 and Unaudited ProForma Combined Condensed Balance Sheet as of
         March 31, 1995.